Exhibit 10.3

SECOND OMNIBUS AMENDMENT

THIS SECOND OMNIBUS AMENDMENT (this “Amendment”), dated as of August 20, 2007 is entered into by and among CALYON NEW YORK BRANCH (together with its successors and assigns, “Calyon New York”), as the administrative agent (the “Administrative Agent”), as a bank and as a managing agent, ATLANTIC ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “La Fayette”), JS SILOED TRUST (together with its successors and assigns, “JUSI Trust”), as successor in interest to JUPITER SECURITIZATION COMPANY LLC (“Jupiter”), as an issuer, GRESHAM RECEIVABLES (NO. 6) LIMITED, as an issuer (“Gresham”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (together with its successors and assigns, “JPMorgan Chase”), LLOYDS TSB BANK PLC, as a bank and a managing agent (together with its successors and assigns, “Lloyds”), RESIDENTIAL FUNDING COMPANY LLC, formerly known as Residential Funding Corporation, as the collateral agent (together with its successors and assigns, the “Collateral Agent”), UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, as the servicer (together with its successors and assigns, the “Servicer”) and a seller (“UAMC”), UAMC CAPITAL, LLC, as the borrower and the buyer (together with its successors and assigns, respectively, the “Borrower” and the “Buyer”), UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, as a seller (together with its successors and assigns, “UAMCC”), EAGLE HOME MORTGAGE, LLC (together with its successors and assigns, “EHM”), as a seller and as subservicer (the “Subservicer”), and EAGLE HOME MORTGAGE OF CALIFORNIA, INC., as a seller (together with its successors and assigns, “EHMC” and together with EHM, UAMC and UAMCC, collectively, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Sellers, and the Buyer, entered into that certain Master Repurchase Agreement, dated as of May 23, 2003, as amended by the Amended and Restated Addendum to the Master Repurchase Agreement dated as of September 25, 2006, as amended by the First Omnibus Amendment (the “First Omnibus Amendment”) dated as of June 29, 2007, by and among Administrative Agent, Atlantic, Gresham, Jupiter, La Fayette, JPMorgan Chase, the Servicer, the Subservicer, the Collateral Agent, the Borrower and the Sellers (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Subservicer and the Servicer entered into that certain Amended and Restated Collateral Agency Agreement, dated as of September 25, 2006, as amended by the First Omnibus Amendment (as the same may be amended, restated, supplemented or modified from time to time, the “Collateral Agency Agreement”);

WHEREAS, the Borrower, Atlantic, La Fayette, Gresham, Jupiter, Calyon New York, Lloyds, JPMorgan Chase, the Subservicer and the Servicer have entered into that certain Amended and Restated Loan Agreement, dated as of September 25, 2006, as amended by the First Omnibus Amendment (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement and the Collateral Agency Agreement, the “Operative Documents”);

WHEREAS, Jupiter has assigned its right, title and interest under the Operative Documents to JUSI Trust pursuant to that certain Assignment and Acceptance Agreement by and between Jupiter as assignor and JUSI Trust as assignee, dated as of the date even herewith; and

WHEREAS, the parties hereto desire to amend the Operative Documents as hereinafter set forth in order to reflect the assignment from Jupiter to JUSI Trust.

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendments to the Loan Agreement.

(a) All references to “Jupiter Securitization Company LLC, a Delaware limited liability company,” are hereby replaced with “JS Siloed Trust, a Delaware statutory trust,” and all references to “Jupiter” are hereby replaced with “JUSI Trust”.

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of Commercial Paper Notes and replacing it with the following:

“Commercial Paper Notes” means short-term promissory notes issued or to be issued by the Issuers or in the case of Gresham or JUSI Trust, its Related CP Issuer, to fund or maintain their Advances or investments in other financial assets.

(c) Section 1.1 of the Loan Agreement is hereby amended by deleting clause (b)(i) of the definition of Commercial Paper Rate in its entirety and replacing it with the following:

the rate (or, if more than one rate, the weighted average of the rates) at which Commercial Paper Notes having a term equal to such Interest Period (or portion thereof) may be sold by any placement agent or commercial paper dealer selected by the Related CP Issuer, as agreed between each such agent or dealer and the Related CP Issuer, provided, however, that if the rate (or rates) as agreed between any such agent or dealer and the Related CP Issuer is a discount rate (or rates), the “Commercial Paper Rate” for such Interest Period (or portion thereof) shall be the rate (or if more than one rate, the weighted average of the rates) resulting from the Related CP Issuer’s converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus

(d) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of Liquidity Agreement in its entirety and replacing it with the following:

“Liquidity Agreement” means, with respect to an Issuer, a liquidity loan agreement, liquidity asset purchase agreement or similar agreement entered into by the related Group Banks and providing for the making of loans to such Issuer, or the purchase of Advances (or interests therein) from such Issuer, to support the Issuer’s or the Related CP Issuer’s payment obligations under its Commercial Paper Notes.

2

(e) Section 1.1 of the Loan Agreement is hereby amended by adding to the end of the definition of Related CP Issuer the following: “and with respect to JUSI Trust, Jupiter Securitization Company LLC, or any other commercial paper conduit approved by the Administrative Agent which advances funds to JUSI Trust for the purpose of funding or maintaining its interest in the Advances, together with their successors and permitted assigns.”

(f) Section 2.3(b) of the Loan Agreement is hereby amended by adding after the word “Gresham” in the second line of clause (i) of such section, “and JUSI Trust” and in the fourth line of clause (i) of such section, “or JUSI Trust”.

(g) Section 14.14 of the Loan Agreement is hereby amended by adding after the word “Gresham” in the fifth line of such section, “or JUSI Trust”.

(h) Section 14.15 of the Loan Agreement is hereby amended by adding after the word “Gresham” each time it appears in clauses (f) and (g) of such section, “or JUSI Trust”.

(i) Section 14.19(a) of the Loan Agreement is hereby amended by adding after the word “Gresham” in the penultimate line of such section, “or JUSI Trust”.

(j) Section 14.21 of the Loan Agreement is hereby amended by adding after the word “Gresham” in the fifth line of such section, “or JUSI Trust”.

Section 2. Amendments to the Repurchase Agreement.

(a) All references to “Jupiter Securitization Company LLC, a Delaware limited liability company,” are hereby replaced with “JS Siloed Trust, a Delaware statutory trust,” and all references to “Jupiter” are hereby replaced with “JUSI Trust”.

(b) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of Commercial Paper Notes:

“Commercial Paper Notes” means short-term promissory notes issued or to be issued by the Issuers or in the case of Gresham or JUSI Trust, its Related CP Issuer, to fund or maintain their Advances or investments in other financial assets.

(c) Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (b)(i) of the definition of Commercial Paper Rate in its entirety and replacing it with the following:

the rate (or, if more than one rate, the weighted average of the rates) at which Commercial Paper Notes having a term equal to such Interest Period (or portion thereof) may be sold by any placement agent or commercial paper dealer selected by the Related CP Issuer, as agreed between each such agent or dealer and the Related CP Issuer, provided, however, that if the rate (or rates) as agreed between any such agent or dealer and the Related CP Issuer is a discount rate (or rates), the “Commercial Paper Rate” for such Interest Period (or portion thereof) shall be the rate (or if more than one rate, the weighted average of the rates) resulting from the Related CP Issuer’s converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus

3

(d) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of Related CP Issuer:

“Related CP Issuer” means, with respect to Gresham, Cancara Asset Securitization Limited or any other commercial paper conduit approved by the Administrative Agent which advances funds to Gresham for the purpose of funding or maintaining its interest in the Advances, together with their successors and permitted assigns and with respect to JUSI Trust, Jupiter Securitization Company LLC, or any other commercial paper conduit approved by the Administrative Agent which advances funds to JUSI Trust for the purpose of funding or maintaining its interest in the Advances, together with their successors and permitted assigns.

Section 3. Amendments to the Collateral Agency Agreement.

(a) All references to “Jupiter Securitization Company LLC, a Delaware limited liability company,” are hereby replaced with “JS Siloed Trust, a Delaware statutory trust,” and all references to “Jupiter” are hereby replaced with “JUSI Trust”.

(b) Section 6.9 of the Collateral Agency Agreement is hereby amended by adding after each occurrence of the word “Gresham” in such section, “or JUSI Trust”.

(c) Section 6.11 of the Collateral Agency Agreement is hereby amended by adding after each occurrence of the word “Gresham” in such section, “or JUSI Trust”.

(d) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition of Commercial Paper Notes and replacing it with the following:

“Commercial Paper Notes” means short-term promissory notes issued or to be issued by the Issuers or in the case of Gresham or JUSI Trust, its Related CP Issuer to fund or maintain their Advances or investments in other financial assets.

(e) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding to the end of the definition of Related CP Issuer the following: “and with respect to JUSI Trust, Jupiter Securitization Company LLC, or any other commercial paper conduit approved by the Administrative Agent which advances funds to JUSI Trust for the purpose of funding or maintaining its interest in the Advances, together with their successors and permitted assigns.”

Section 4. Operative Documents in Full Force and Effect as Amended.

Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 5. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

4

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

(d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

5

IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT, BANK AND MANAGING AGENT
AGREED:	CALYON NEW YORK BRANCH

	By:	Sam Pilcer
Name:
	Title:	Managing Director

	By:	Richard McBride
Name:
	Title:	Director
ISSUER
AGREED:	ATLANTIC ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	Sam Pilcer
Name:
	Title:	Managing Director

	By:	Richard McBride
Name:
	Title:	Director
ISSUER
AGREED:	LA FAYETTE ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	Sam Pilcer
Name:
	Title:	Managing Director

	By:	Richard McBride
Name:
	Title:	Director

(Signature Page One to Second Omnibus Amendment)

SERVICER AND SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

	By:	Alfred Farrell
Name:
	Title:	Assistant Treasurer – Lennar Corp.
SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA

	By:	Alfred Farrell
Name:
	Title:	Assistant Treasurer – Lennar Corp.
SELLER AND SUBSERVICER
AGREED:	EAGLE HOME MORTGAGE, LLC

	By:	Robert S. Greaton
Name:
	Title:	C.F.O.
SELLER
AGREED:	EAGLE HOME MORTGAGE OF CALIFORNIA, INC.

	By:	Robert S. Greaton
Name:
	Title:	Vice President
BORROWER AND BUYER
AGREED:	UAMC CAPITAL, LLC

	By:	Alfred Farrell
Name:
	Title:	Assistant Treasurer – Lennar Corp.

(Signature Page Two to Second Omnibus Amendment)

ISSUER
AGREED:	JS SILOED TRUST

	By:	JPMorgan Chase Bank, N.A. as its Administrative Trustee

	By:	John K. Svolos
Name:
	Title:	Executive Director
MANAGING AGENT AND BANK
AGREED:	JPMORGAN CHASE BANK, N.A.

	By:	John K. Svolos
Name:
	Title:	Executive Director

Agreed to and acknowledged by

JUPITER SECURITIZATION COMPANY, LLC
By:	JPMorgan Chase Bank, N.A. as its Attorney-in-Fact

	By:	John K. Svolos
Name:
	Title:	Executive Director

(Signature Page Three to Second Omnibus Amendment)

ISSUER
AGREED:	GRESHAM RECEIVABLES (NO. 6) LIMITED

	By:	S. M. Hollywood
Name:
	Title:	Director
MANAGING AGENT AND BANK
AGREED:	LLOYDS TSB BANK PLC

	By:	Dene White
Name:
	Title:	Director

(Signature Page Four to Second Omnibus Amendment)

COLLATERAL AGENT
AGREED:	RESIDENTIAL FUNDING COMPANY LLC

	By:	Susan H. Snyder
Name:
	Title:	Director

(Signature Page Five to Second Omnibus Amendment)